UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2014

____________________

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600
(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center 600 West Illinois Avenue Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On November 4, 2014, A. Wellford Tabor provided notice to Timothy A. Leach, Chairman of the Board, Chief Executive Officer and President of Concho Resources Inc. (the “Company”), of Mr. Tabor’s resignation as a member of the Company’s Board of Directors (the “Board”) and all committees thereof, effective immediately. Mr. Tabor expressed no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Tabor has served on the Board since 2006.  In connection with his resignation, the Company will make a payment to Mr. Tabor of $190,000.

Item 9.01.      Financial Statements and Exhibits

(d)        Exhibits

17.1           Resignation letter of A. Wellford Tabor, dated November 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date:	November 6, 2014	By:	/s/ Travis L. Counts
		Name:	Travis L. Counts
		Title:	Vice President and General Counsel

EXHIBIT INDEX

17.1	Resignation letter of A. Wellford Tabor, dated November 4, 2014.